UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2024

ESSEX PROPERTY TRUST, INC.

ESSEX PORTFOLIO, L.P.

(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland	77-0369576
(Essex Property Trust, Inc.)	(Essex Property Trust, Inc.)
California	77-0369575
(Essex Portfolio, L.P.)	(Essex Portfolio, L.P.)
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200
San Mateo, CA	94403
(Address of principal executive offices)	(Zip Code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value (Essex Property Trust, Inc.)	ESS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Essex Property Trust, Inc.	Emerging growth company	☐
Essex Portfolio, L.P.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Transition and Appointment

On September 4, 2024 (the “Transition Date”), Essex Property Trust, Inc. (the “Company”) announced the following officer determinations effective as of the Transition Date. The Company has promoted Brennan McGreevy from Group Vice President, Controller, to Group Vice President and Chief Accounting Officer, and he will also serve as principal accounting officer, as part of the planned transition of the Chief Accounting Officer role. Commencing on the Transition Date, John Farias, previously Senior Vice President and Chief Accounting Officer, will transition from his current role into a new role with the Company in Operations Management.

In his new role, Mr. McGreevy, age 40, will be responsible for overseeing the accounting function of the Company and the preparation of the consolidated financial statements in accordance with U.S. generally accepted accounting principles and Securities and Exchange Commission requirements. Prior to joining the Company in May 2020, Mr. McGreevy worked as a senior manager in Audit Services at KPMG LLP for over 13 years. Mr. McGreevy earned his Bachelor of Business Administration in accounting from Loyola Marymount University and is a Certified Public Accountant in California.

On February 7, 2024, the Company entered into an indemnification agreement with Mr. McGreevy substantially in the form filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “Form Indemnification Agreement”), which is incorporated herein by reference. A description of the material terms of the indemnification agreement can be found under Item 15 “Indemnification of Directors and Officers” in the Company’s Registration Statement on Form S-3 filed August 5, 2024, which description is incorporated herein by reference. The description is not complete and is subject to and qualified in its entirety by reference to the Form Indemnification Agreement. Mr. McGreevy will continue to participate in compensation and benefit programs available to officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 4, 2024
Essex Property Trust, Inc.

/s/ Anne Morrison
	Name:	Anne Morrison
	Title:	Chief Administrative Officer, Executive Vice President, General Counsel and Secretary

Essex Portfolio, L.P.

By: Essex Property Trust, Inc., its General Partner

/s/ Anne Morrison
	Name:	Anne Morrison
	Title:	Chief Administrative Officer, Executive Vice President, General Counsel and Secretary